Allstate Life Insurance Company

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated December 30, 2014
To Allstate Life Insurance Company
Prospectus dated May 1, 2014, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647.

This supplement describes a new portfolio of the Advanced Series Trust (“AST”).

New AST Portfolio

AST Bond Portfolio 2026.   Effective on or about January 2, 2015, a variable investment option that invests in this Portfolio will be added to your Annuity.  Please note, however, that the investment option is not available for the allocation of Purchase Payments or for transfers – either incoming or outgoing.  This Portfolio is available only with certain optional living benefits. The inside front cover of the prospectus is hereby amended to include the name of this new Portfolio.

In conjunction with the changes described above, we have revised the table in the Prospectus entitled “Underlying Mutual Fund Portfolio Annual Expenses” in “Summary of Contract Fees and Charges”.

Underlying Portfolio	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2026	0.63%	0.05%1	0.10%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%

1 The Portfolio will commence operations on or about January 2, 2015.  Estimate based in part on assumed average daily net assets of $300 million for the Portfolio for the fiscal period ending December 31, 2015.

In the section titled, “Investment Options,” we add the following summary description for the Portfolio described above to the Investment Objectives/Policies table as follows:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUBADVISOR(S)
FIXED INCOME	AST Bond Portfolio 2026 : Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	Prudential Investment Management, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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